Exhibit 10.22

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 3, 2015, is made among SecureWorks Holding Corporation, a Georgia corporation (together with any successor thereto, the “Company”), and each natural person and entity listed on the signature pages hereof under the heading “Holders” (together with their successors and permitted assignees hereunder, the “Holders”).

W I T N E S S E T H:

WHEREAS, pursuant to a Note Purchase Agreement, dated as of June 30, 2015 (as amended or supplemented from time to time, the “Note Purchase Agreement”), among the Company, Denali Holding Corporation, a Delaware corporation, and the natural persons and other entities signatory thereto, the Company has issued as of the date hereof to the Holders as of the date hereof subordinated convertible promissory notes of the Company in an aggregate original principal amount of $25 million (the “Convertible Notes”), which, subject to the terms and conditions specified therein and in the Note Purchase Agreement, are convertible into shares of the Class A common stock, par value $0.01 per share, of the Company (the “Common Stock”) upon the closing of the Company’s underwritten initial public offering of the Common Stock registered under the Securities Act of 1933, as amended (the “IPO”); and

WHEREAS, the Company has agreed to grant to the Holders the registration rights provided for in this Agreement with respect to the securities referred to herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

“Adverse Offering Effect” has the meaning specified in Section 6(a).

“Affiliate” has the meaning specified in Rule 12b-2 promulgated under the Exchange Act as in effect on the date hereof.

“Amendment” has the meaning specified in Section 17.

“Automatic Shelf Registration Statement” has the meaning specified in Rule 405 under the Securities Act.

“Beneficial owner” and to “beneficially own” have the same meanings as in Rule 13d-3 promulgated under the Exchange Act as in effect on the date hereof.

“Blackout Period” has the meaning specified in Section 8.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or other governmental actions to close.

“Closing Date” has the meaning specified in the Note Purchase Agreement.

“Common Stock” has the meaning specified in the recitals hereof.

“Company” has the meaning specified in the preamble hereto.

“Company Securities” means (a) the Common Stock (including, without limitation, the Conversion Shares) and (b) all rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, in each case convertible into or exercisable or exchangeable for, directly or indirectly, shares of Common Stock, whether at the time of issue or upon the passage of time or the occurrence of a future event.

“Company Shelf Response” has the meaning specified in Section 3(e).

“Conversion Shares” means the shares of Common Stock issued to the Holders on the IPO Closing Date upon the conversion of the Convertible Notes.

“Convertible Notes” has the meaning specified in the recitals hereof.

“Cutback Notice” has the meaning specified in Section 6(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, as the same shall be in effect from time to time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

“Excluded Registration” means (a) a registration of Common Stock under the Securities Act pursuant to a registration statement filed (i) on Form S-4 or Form S-8 under the Securities Act (or any successor registration forms), (ii) in connection with dividend reinvestment plans, direct stock purchase plans or similar plans or (iii) in connection with a registration pursuant to which the Company offers to exchange its own securities for other securities, or (b) a Rule 144A Resale Shelf Registration.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Form S-1 Shelf Registration Statement” means a Shelf Registration Statement filed on Form S-1 under the Securities Act (or any successor registration form).

“Form S-3” means Form S-3 under the Securities Act (or any successor registration form).

“Form S-3 Eligible” means, as of any date of determination, the Company’s eligibility as of such date under SEC rules to register Registrable Securities pursuant to a Shelf Registration Statement on Form S-3 for offering and sale thereunder.

“Free Writing Prospectus” means a free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Holders” has the meaning specified in the preamble hereto. A Person shall cease to be a Holder hereunder at such time as such Person ceases to hold any Registrable Securities.

“Initiating Shelf Take-Down Holders” means Shelf Holders holding 50% or more of the Registrable Securities registered pursuant to a Shelf Registration Statement held by all Shelf Holders whose Registrable Securities were so registered.

“IPO” has the meaning specified in the recitals hereof.

“IPO Closing Date” means the date on which the sale of the Common Stock in the IPO is consummated by the Company and the underwriters of the IPO.

“Lock-up Letter Transactions” means (a) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Company Securities (including Company Securities that may be deemed to be beneficially owned by the applicable Person), (b) entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (a) above or this clause (b) is to be settled by delivery of Common Stock or other Company Securities, in cash or otherwise, (c) making any demand that would require the filing during the lock-up period of any registration statement, including any amendments thereto, with respect to the registration of any Company Securities, or (d) publicly disclosing any intention or arrangement to do any of the foregoing.

“Losses” has the meaning specified in Section 12(a).

“Majority of the Registrable Securities” means, as of any date of determination with respect to the Holders, 50% or more of the Registrable Securities held by the Holders as of such date of determination.

“Note Purchase Agreement” has the meaning specified in the recitals hereof.

“Person” means any natural person, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or a political subdivision or an agency or instrumentality thereof.

“Piggyback Registration” means a registration of Registrable Securities effected pursuant to exercise of the registration rights specified in Section 5.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments and all material incorporated by reference into such prospectus.

“Registrable Securities” means, collectively, with respect to any Holder, (a) the Conversion Shares held in the name of such Holder and (b) any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Conversion Shares or any shares of Common Stock referred to in this clause (b). Shares of Common Stock shall cease to be Registrable Securities with respect to any Holder in accordance with Section 2(b).

“Registration Expenses” means any and all expenses incident to the Company’s performance of its registration obligations under this Agreement, including (a) all SEC registration and filing fees and expenses incurred in connection with the preparation, printing and distribution of each Registration Statement and Prospectus and any other document or amendment thereto and the mailing and delivery of copies thereof to each Holder and any underwriters or dealers, (b) fees and expenses of counsel to the Company, (c) fees and expenses incident to any filing with FINRA or to securing any required review by FINRA of the terms of the sale of Registrable Securities, (d) fees and expenses in connection with the qualification of Registrable Securities for offering and sale under state securities laws (including fees and expenses incurred in connection with blue sky qualifications of the Registrable Securities and including all reasonable fees and expenses of counsel in connection with any survey of state securities or blue sky laws and the preparation of any memorandum with respect thereto), (e) fees and expenses incurred in connection with the listing of Registrable Securities on any securities exchange in accordance with this Agreement, (f) the internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (g) in connection with any Shelf Registration, Shelf Take-Down and any Piggyback Registration, up to $40,000 of the reasonable fees and expenses of a single counsel for the Holders selected by the Holders of a Majority of the Registrable Securities that have Registrable Securities registered in connection with such Shelf Registration, Shelf Take-Down or Piggyback Registration, as the case may be, and (h) with respect to each registration, the fees and expenses of all independent public accountants (including the expenses of any audit and “comfort” letters) and the fees and expenses of other persons, including experts, retained by the Company, but excluding (x) any underwriting, discounts, commissions and fees, brokerage and sales commissions, and transfer and documentary stamp taxes, if any, relating to the sale or disposition of the Registrable Securities and (y) any fees or expenses of counsel for the Holders, other than the fees and expenses referred to in clause (g) above.

“Registration Statement” means any registration statement of the Company filed with the SEC and referred to in Section 3, 4 or 5, including any Prospectus, amendments and supplements to any such registration statement, including post-effective amendments thereto, and all exhibits and all material incorporated by reference in any such registration statement.

“Rule 144” means Rule 144 (or any similar rule then in effect) promulgated by the SEC under the Securities Act.

“Rule 144A Resale Shelf Registration” means a registration under the Securities Act of convertible notes, convertible preferred stock or Common Stock warrants and the underlying Common Stock for resale of such securities by the purchasers thereof acquired in an offering under the Securities Act made to one or more investment banking firms as initial purchasers for reoffering by such initial purchasers to “qualified institutional buyers” (as defined in Rule 144A), to other institutional “accredited investors” (as defined in Rule 501(a) under the Securities Act), or to investors outside the United States in compliance with Regulation S under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Section 9(e) Period” has the meaning specified in Section 9(e).

“Section 9(k) Period” has the meaning specified in Section 9(k).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, as the same shall be in effect from time to time. Reference to a particular section of the Securities Act of 1933, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

“Shelf Holder” means, with respect to any Shelf Registration Statement, each Holder, including each Shelf Initiating Holder, that has Registrable Securities registered pursuant to such Shelf Registration Statement.

“Shelf Initiating Holders” has the meaning specified in Section 3(a).

“Shelf Registration” means the registration, if any, of Registrable Securities effected pursuant to Section 3.

“Shelf Registration Notice” has the meaning specified in Section 3(a).

“Shelf Registration Rights Commencement Date” means the first date on which the Company is Form S-3 Eligible, or any subsequent date on which the Holders may first exercise registration rights pursuant to Section 3 under any lock-up agreement executed by the Holders pursuant to Section 7.

“Shelf Registration Statement” means a Registration Statement which the Company may become obligated to file pursuant to Section 3 for an offering of Registrable Securities to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC.

“Shelf Resale” has the meaning specified in Section 3(e).

“Shelf Resale Notice” has the meaning specified in Section 3(e).

“Shelf Suspension Notice” means a notice provided by the Company pursuant to Section 3(e) in which an executive officer of the Company certifies in writing that, as of the date of such notice, the offering of Registrable Securities under the Shelf Registration Statement shall be suspended as a result of the occurrence of a Blackout Period, a Section 9(e) Period or a Section 9(k) Period.

“Shelf Take-Down” means the offering and sale of Registrable Securities in an Underwritten Offering pursuant to a Shelf Registration Statement, including, without limitation, an underwritten block trade.

“Shelf Take-Down Notice” has the meaning specified in Section 4(a).

“Shelf Take-Down Registrable Securities” has the meaning specified in Section 4(a).

“Third-Party Security Holder” means any holder (other than a Holder) of Common Stock or other equity securities of the Company that exercises contractual rights to participate in a registered offering of securities of the Company.

“Underwritten Offering” means an underwritten offering in which securities are sold to one or more underwriters, on a firm commitment basis, for reoffering to the public or pursuant to a block trade.

“Well-Known Seasoned Issuer” has the meaning specified in Rule 405 under the Securities Act.

2. Securities Subject to this Agreement.

(a) The Registrable Securities held in the name of any Holder are the sole securities entitled to the benefits of this Agreement.

(b) Registrable Securities held by any Holder shall cease to be Registrable Securities (and such Holder shall cease to have any registration rights with respect thereto under this Agreement) on the date and to the extent that (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities have been sold or transferred in accordance with the requirements of Rule 144, (iii) such Registrable Securities have been otherwise transferred or disposed of, certificates therefor not bearing a legend restricting further transfer or disposition thereof shall have been delivered by the Company and, at such time, subsequent transfer or disposition of such securities shall not require registration of such securities under the Securities Act, (iv) all Registrable Securities then held in the name of such Holder may be sold or transferred by such Holder pursuant to Rule 144 without limitation or restriction under any of the requirements of Rule 144 (as determined by such Holder in good faith) or (v) such Registrable Securities have ceased to be outstanding.

3. Holder-Initiated Shelf Registration.

(a) At any time on or after the Shelf Registration Rights Commencement Date, Holders holding a Majority of the Registrable Securities (the “Shelf Initiating Holders”) may deliver a written request to the Company to file a Shelf Registration Statement (a “Shelf Registration Notice”). The Shelf Registration Notice shall specify the aggregate number of Registrable Securities held by the Shelf Initiating Holders requested to the registered pursuant to the Shelf Registration, which may be for all of the Registrable Securities held by the Shelf Initiating Holders, and may specify the plan of distribution to be included in the Shelf Registration. Subject to the limitations set forth in Section 8, the Company shall use its commercially reasonable efforts to (i) file with the SEC on or before 30 days after its receipt of the Shelf Registration Notice (unless otherwise agreed to by the Shelf Initiating Holders or, if financial statements required to be included in such a filing pursuant to SEC rules (in the reasonable judgment of the Company) are not reasonably available on or before the expiration of such period of 30 days, as soon as reasonably practicable, but in any event within five Business Days thereafter), and (ii) cause to become or be declared effective under the Securities Act within 75 days after the Company’s receipt of such Shelf Registration Notice, a Shelf Registration Statement (which shall be designated by the Company as an Automatic Shelf Registration Statement if the Company is a Well-Known Seasoned Issuer at the time of the filing of the Shelf Registration Statement with the SEC) as will permit the sale and distribution of the Registrable Securities of the Shelf Initiating Holders specified in the Shelf Registration Notice, together with the Registrable Securities of any other Holders joining in such request pursuant to Section 3(b).

(b) Within five Business Days after its receipt of a Shelf Registration Notice pursuant to Section 3(a), the Company shall give written notice of its receipt of such Shelf Registration Notice to each other Holder that has not joined in providing such Shelf Registration Notice, specifying the approximate date on which the Company proposes to file a Shelf Registration Statement and advising such Holder of its right to have its Registrable Securities included among the securities to be covered thereby. At the written request of any such Holder given to the Company within ten Business Days after such notice from the Company has been so given, there shall be included among the securities covered by such Shelf Registration Statement the number of Registrable Securities which such Holder shall have requested to be so included.

(c) The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by the Shelf Holders until the earliest of (i) three (3) years following the effectiveness of the Shelf Registration Statement under the Securities Act, (ii) the date on which all of the securities registered for offering and sale pursuant to such Shelf Registration Statement cease to constitute Registrable Securities in accordance with Section 2(b) or (iii) the date on which the Company ceases to be Form S-3-Eligible.

(d) For the avoidance of doubt, and notwithstanding Section 3(a) or any other provision of this Agreement to the contrary, the Company shall not be obligated to use its commercially reasonable efforts to (i) file or cause to be declared effective a Shelf Registration Statement unless the Company is then Form S-3 Eligible or (ii) maintain the effectiveness of the Shelf Registration Statement after the effective date thereof on any registration form under the Securities Act other than Form S-3. If the Company shall cease to be Form S-3 Eligible following the effectiveness of any Shelf Registration Statement filed pursuant to Section 3(a), and does not elect, in its sole and absolute discretion, to convert such Shelf Registration Statement into a Form S-1 Shelf Registration Statement and permit the Shelf Holders to continue their offering of Registrable Securities pursuant to such Form S-1 Shelf Registration Statement until the earlier of the dates specified in clauses (i) and (ii) of Section 3(c), the Company shall promptly notify such Shelf Holders that it has ceased (or will cease) to be Form S-3 Eligible and shall specify the last date on which the Prospectus forming a part of such effective Shelf Registration Statement may be used for the offering and sale of Registrable Securities registered pursuant thereto. If on any subsequent date the Company shall again become Form S-3 Eligible, it shall promptly notify each Holder thereof, whereupon the Holders shall have the right to require the Company to file a new Shelf Registration Statement in accordance with Section 3(a) and subject to the other provisions of this Section 3. The Company shall use its commercially reasonable efforts to keep any such new Shelf Registration Statement continuously effective under the Securities Act for the period specified in Section 3(c), which shall be deemed to commence on the effective date of such new Shelf Registration Statement. Any period during which the Company maintains the effectiveness of a Form S-1 Shelf Registration Statement pursuant to this Section 3(d) shall constitute part of the three-year period referred to in Section 3(c).

(e) If a Shelf Holder proposes to sell, transfer or otherwise dispose of Registrable Securities pursuant to the Shelf Registration Statement (a “Shelf Resale”), other than pursuant to a Shelf Take-Down, such Shelf Holder shall deliver to the Company’s designated representative referred to in Section 18, at least three full Business Days prior to such Shelf Resale, a written notice (a “Shelf Resale Notice”) of such Shelf Holder’s good-faith present intention to engage in such Shelf Resale. Upon receipt of such Shelf Resale Notice, the Company shall, no later than 5:00 p.m. New York City time on the third Business Day after its receipt of such Shelf Resale Notice, either (i) give a Shelf Suspension Notice to such Shelf Holder or (ii) give written notice (a “Company Shelf Response”) to such Shelf Holder stating that the Prospectus forming part of the Shelf Registration Statement may be used in connection with such Shelf Resale and that such Shelf Holder may consummate such Shelf Resale pursuant to the Shelf Registration Statement within ten Business Days after its receipt of such Company Shelf Response. If the Company gives a Shelf Suspension Notice to such Shelf Holder, such Shelf Holder shall refrain from engaging in such Shelf Resale in compliance with Section 8, 9(e) or 9(k), as the case may be. If the Company does not respond to the Shelf Resale Notice within such three Business Days after its receipt thereof in accordance with the immediately preceding sentence, the Company shall be deemed to have given a Company Shelf Response. Any Shelf Holder who receives or is deemed to have received a Company Shelf Response shall then have ten Business Days after its actual or deemed receipt of such Company Shelf Response in which to consummate such Shelf Resale. For the avoidance of doubt, such Shelf Resale shall be deemed to have been so consummated as of the trade date, rather than the settlement date, therefor. If such Shelf Holder does not consummate such Shelf Resale within such period of ten Business Days, such Shelf Holder shall be required to deliver another Shelf Resale Notice and comply again with the other requirements of this Section 3(e) before selling, transferring or otherwise disposing of Registrable Securities pursuant to the Shelf Registration Statement. All notices pursuant to this Section 3(e) shall be provided by facsimile transmission or electronic mail delivery and confirmed by direct telephonic communication with the Company’s designated representative. The Company agrees not to deliver a Shelf Suspension Notice to any Shelf Holder unless and until such Shelf Holder shall have delivered a Shelf Resale Notice to the Company. Each Shelf Holder agrees to treat as confidential its receipt of any Shelf Suspension Notice.

4. Shelf Take-Downs.

(a) Subject to this Section 4, a Shelf Take-Down may be initiated by the Initiating Shelf Take-Down Holders by written notice (the “Shelf Take-Down Notice”) to the Company specifying the aggregate number of Registrable Securities held by the Initiating Shelf Take-Down Holders requested to be covered by such Shelf Take Down (such Registrable Securities together with the Registrable Securities held by all other Shelf Holders electing to participate in such Shelf Take-Down pursuant to Section 4(b), the “Shelf Take-Down Registrable Securities”). If required under applicable law or reasonably requested by the Initiating Shelf Take-Down Holders, the Company shall use its commercially reasonable efforts to amend or supplement the Shelf Registration Statement as soon as reasonably practicable after its receipt of the Shelf Take-Down Notice to the extent necessary or appropriate to permit the offering and sale of Registrable Securities and additional securities (if any) pursuant to such Shelf Take-Down. The Initiating Shelf Take-Down Holders shall have the right to appoint the managing underwriter or underwriters to administer such Shelf Take-Down, which shall be reasonably acceptable to the Company; provided, however, that, the Company shall have the right to appoint one or more additional managing underwriters thereof reasonably acceptable to the Initiating Shelf Take-Down Holders.

(b) Within five Business Days after its receipt of a Shelf Take-Down Notice pursuant to Section 4(a), the Company shall give written notice of its receipt of such Shelf Take-Down Notice to each Shelf Holder that is not an Initiating Shelf Take-Down Holder, advising such Shelf Holder of its right to have its Registrable Securities included among the securities to be covered thereby. At the written request of any such Shelf Holder given to the Company within ten Business Days after such notice from the Company has been so given, there shall be included among the securities covered by such Shelf Take-Down the number of Registrable Securities which such Shelf Holder shall have requested to be so included. The notice provided for in this Section 4(b) may be combined with the notice provided for in Section 3(b) if the filing of the Shelf Registration Statement is proposed to be followed by a Shelf Take-Down within two Business Days after such filing.

(c) Notwithstanding the provisions of Section 4(a), and subject to Section 4(d), the Company shall not be required to take any action pursuant to any Shelf Take-Down Notice if (i) the Shelf Take-Down Registrable Securities specified in such Shelf Take-Down Notice shall have a reasonably anticipated net aggregate offering price (after deducting underwriting discounts and commissions and offering expenses) of less than $30,000,000, as determined in good faith by the Company at the time of its receipt of such Shelf Take-Down Notice, or (ii) the Shelf Holders shall have consummated a Shelf Take-Down within the 120-day period immediately preceding delivery of such Shelf Take-Down Notice.

(d) The Holders shall have the right hereunder to effect a maximum of four Shelf Take-Downs pursuant to this Section 4, of which no more than two Shelf Take-Downs shall be underwritten offerings of a type other than an underwritten block trade. The Shelf Holders shall be deemed to have effected a Shelf Take-Down for purposes of this Section 4(d) in the case of any withdrawal of a Shelf Take-Down in accordance with Section 4(e), unless (i) such withdrawal is based on a reasonable determination, made by the Initiating Shelf Take-Down Holders, that there has been, since the date of the applicable request pursuant to Section 4(a), (i) a material adverse change in business, financial condition, results of operations or prospects of the Company, in general market conditions or in market conditions for business in the Company’s industry generally or (ii) the Shelf Holders requesting that Registrable Securities be included in such withdrawn Shelf Take-Down reimburse the Company for all Registration Expenses incurred by the Company with respect to such Shelf Take-Down. Unless such Shelf Holders otherwise agree, such Shelf Holders shall provide such reimbursement pro rata based on the relative number of Shelf Take-Down Registrable Securities requested to be included in such withdrawn Shelf Take-Down by each such Shelf Holder. The Shelf Holders shall not be deemed to have effected a Shelf Take-Down for purposes of this Section 4(d) if such holders are unable to sell at least 75% of the Registrable Securities requested to be included in such Shelf Take-Down.

(e) All determinations as to whether to complete any Shelf Take-Down shall be at the sole discretion of the Initiating Shelf Take-Down Holders that initiated such Shelf Take-Down. Such Initiating Shelf Take-Down Holders may withdraw such Shelf Take-Down at any time and for any reason prior to the consummation thereof by providing notice thereof to the Company.

(f) Subject to the limitations set forth in Section 6(a), if the Shelf Registration Statement pursuant to which a Shelf Take-Down shall be effected is an Automatic Shelf Registration Statement, the Company shall have the right to register pursuant to such Automatic Shelf Registration Statement, and the Company and Third-Party Security Holders shall have the right to include in such Shelf Take-Down, such number of shares of Common Stock or other equity securities of the Company as the Company and such Third-Party Security Holders may specify.

(g) Notwithstanding the foregoing, the provisions of Sections 4(b), (c) and (f) above will not apply to any Shelf Take-Down effected pursuant to an underwritten block trade.

5. Piggyback Registration.

(a) If at any time after the IPO Closing Date the Company shall propose to file a Registration Statement under the Securities Act relating to a public offering of the Common Stock or other equity securities of the Company (other than in connection with an Excluded Registration) for the Company’s own account or for the account of any holder of the Company’s equity securities (other than any Holder), in each case, on a registration form and in a manner that would permit the registration of Registrable Securities for sale to the public under the Securities Act, the Company shall (i) give written notice at least ten Business Days prior to the filing thereof to each Holder, specifying the approximate date on which the Company proposes to file such Registration Statement and advising such Holder of its right to have any and all of the Registrable Securities of such Holder included among the securities to be covered thereby, subject to reduction in accordance with Section 6(b), and (ii) at the written request of any such Holder given to the Company within five Business Days after written notice from the Company has been given to such Holder, include among the securities covered by such Registration Statement the number of Registrable Securities which such Holder shall have requested to be so included, subject to reduction in accordance with Section 6(b).

(b) Nothing in this Section 5 shall create any liability on the part of the Company to any Holder if for any reason the Company shall decide not to file, or to delay the filing of, a Registration Statement proposed to be filed pursuant to Section 5(a) or to withdraw such Registration Statement subsequent to the filing thereof, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise; provided, however, that the Company shall not be relieved of its obligation hereunder to pay the Registration Expenses in connection with any such filing or proposed filing.

6. Cutbacks.

(a) In connection with any Shelf Take-Down, if the managing underwriters of such offering shall give notice (a “Cutback Notice”) to the Company (it being understood that the Company shall as soon as reasonably practicable provide any such notice to all Initiating Shelf Take-Down Holders) or to the Initiating Shelf Take-Down Holders that, in their opinion, the number of Registrable Securities requested to be included in such offering and, if such Shelf Take-Down shall be effected pursuant to an Automatic Shelf Registration Statement, the number of any equity securities which the Company and any Third-Party Security Holders propose to include in such offering for sale for their respective accounts exceed the number of Registrable Securities and such other equity securities which can be offered or sold in such offering without being reasonably likely to have a material adverse effect on the offering price, timing or distribution of the Registrable Securities or the market for the Common Stock (an “Adverse Offering Effect”), there shall be included in such offering only the number of Registrable Securities and any such other equity securities that, in the opinion of such managing underwriters, can be included without being reasonably likely to have an Adverse Offering Effect. In such event, the Registrable Securities and any such other equity securities shall be included in the offering pursuant to such Shelf Take-Down in the following priority:

(i) first, all of the Shelf Take-Down Registrable Securities which can be so included without being reasonably likely to have an Adverse Offering Effect; and

(ii) second, if all of the Shelf Take-Down Registrable Securities may be so included in such offering, such number of equity securities proposed to be sold by the Company and Third-Party Security Holders in such offering which can be included therein without being reasonably likely to have an Adverse Offering Effect (with any reduction in such number being allocated among the Company and such Third-Party Security Holders in accordance with their separate agreements).

If not all of the Shelf Take-Down Registrable Securities may be included in such offering without being reasonably likely to have an Adverse Offering Effect, any reduction in such number shall be allocated among the Initiating Shelf Take-Down Holders and all other Shelf Holders electing to participate in such offering pursuant to Section 4(b) pro rata based on the relative number of Shelf Take-Down Registrable Securities held by each such Shelf Holder.

(b) Each Holder wishing to include Registrable Securities pursuant to Section 5(a) in any offering covered by a Registration Statement filed by the Company relating to a public offering of Common Stock or other equity securities for its own account or for the account of any security holder (other than any Holder) shall have the right to include such Registrable Securities in any such offering only to the extent that the inclusion of such Registrable Securities shall not reduce the number of shares of Common Stock or other equity securities to be offered and sold therein for the account of the Company or any such other security holder. In connection with the inclusion of Registrable Securities pursuant to Section 5(a) in any such offering, if the managing underwriters of an Underwritten Offering deliver a notice to the Company (it being understood that the Company shall as soon as reasonably practicable provide any such notice to all Holders who have requested to include Registrable Securities in such offering), that, in their opinion, the number of securities the Company proposes to sell for its own account or for the account of any such other security holder and the number of such Registrable Securities exceeds the number of securities which can be offered or sold in such offering without being reasonably likely to have a material adverse effect on the offering price, timing or distribution of the securities to be offered for the account of the Company or such other security holder or the market for the Common Stock or other securities to be offered, there shall be included in such offering only the number of Registrable Securities that, in the opinion of such managing underwriters, can be included without being reasonably likely to have such a material adverse effect. If not all of the Registrable Securities requested to be included in such offering may be so included without being reasonably likely to have such a material adverse effect, the reduction in the aggregate number of Registrable Securities that shall be included in such offering shall be allocated among the Holders who have requested Registrable Securities to be so included pro rata based on the relative number of Registrable Securities held by each such Holder.

7. Holdback. In the case of an Underwritten Offering of securities of the Company, each Holder agrees, if requested by the managing underwriter or underwriters of such Underwritten Offering, to enter into a lock-up agreement with the Company and the underwriters of such Underwritten Offering, as of any date requested by such underwriters, in which such Holder shall agree that it shall not effect any Lock-up Letter Transactions during the period beginning seven days before, and ending 90 days (or such shorter period as may be permitted by such lead managing underwriters) after, the date of the prospectus used in connection with such Underwritten Offering, except for the offering and sale of Registrable Securities included in such registration and except for such other transactions as are customarily excepted from such a lock-up agreement.

8. Blackout Restrictions. If the Company determines in good faith that the registration and distribution of Registrable Securities (a) would materially impede, delay, interfere with or otherwise materially adversely affect any pending financing, registration of securities by the Company in a primary offering for its own account, acquisition, corporate reorganization, debt restructuring or other material transaction involving the Company or (b) would require disclosure of material non-public information that the Company has a bona fide business purpose for preserving as confidential, the Company shall be entitled to defer the filing or effectiveness of a Registration Statement, or to suspend the use of an effective Registration Statement, for the shortest period of time reasonably required (each such period, a “Blackout Period”); provided, however, that the Company shall not be entitled to obtain deferrals or suspensions under (i) clause (a) of this Section 8 for more than an aggregate of 90 days in any 12-month period, or (ii) clause (b) of this Section 8 on more than two occasions or for more than an aggregate of 60 days in any 12-month period; provided, further, that the Company shall not under any circumstances be entitled to obtain deferrals or suspensions for more than an aggregate of 120 days in any 12-month period. Except as provided for in Section 3(e), the Company shall notify each Holder of the initiation and expiration or earlier termination of a Blackout Period and, as soon as reasonably practicable after such expiration or termination, shall amend or supplement any effective Registration Statement and the related Prospectus to the extent necessary to permit the Holders to resume use of such Prospectus in connection with the offer and sale of the Registrable Securities in accordance with applicable law. Each Holder agrees to treat as confidential the delivery of any notice by the Company to such Holder pursuant to this Section 8 and the information set forth in any such notice.

9. Registration Procedures. In connection with the registration obligations of the Company under Sections 3, 4 and 5, the Company shall:

(a) prior to filing a Registration Statement or related Prospectus or any amendment or supplement thereto, furnish to a single counsel selected by the Holders holding a majority of the Registrable Securities included or to be included in such Registration Statement (and, if requested in writing by a Holder, to such Holder) copies of such Registration Statement or Prospectus (or amendment or supplement) as proposed to be filed (including, upon the request of the Holders or counsel, documents to be incorporated by reference therein), which documents shall be subject to the reasonable review and comments of the Holders holding the Registrable Securities included or to be included in such Registration Statement and their counsel;

(b) prepare and file with the SEC amendments and post-effective amendments to each Registration Statement and such amendments and supplements to the related Prospectus as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder necessary to keep such Registration Statement effective until the Holders of the Registrable Securities covered by such Registration Statement have completed the distribution related thereto or for such shorter period required by this Agreement;

(c) promptly notify each Holder holding Registrable Securities covered by a Registration Statement, through its counsel, when such Registration Statement and any amendment or post-effective amendment thereto and the related Prospectus and any amendment or supplement to such Prospectus have been filed and, with respect to such Registration Statement or any amendment and post-effective amendment thereto, when such Registration Statement or such post-effective amendment has become effective;

(d) furnish to each Holder such number of copies of the applicable Registration Statement and of each amendment and post-effective amendment thereto and the related Prospectus or Prospectus supplement as such Holder may reasonably request in order to facilitate such Holder’s disposition of Registrable Securities (the Company hereby consenting to the use (subject to the limitations set forth in Section 10(b)) of the Prospectus or any amendment or supplement thereto in connection with such disposition);

(e) except as otherwise provided for in Section 3(e), promptly notify each Holder holding Registrable Securities covered by a Registration Statement, through its counsel, at any time when the related Prospectus is required to be delivered under the Securities Act, that the Company has become aware that such Prospectus, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (the period during which the Holders are required in such case pursuant to Section 10(b) to refrain from effecting public sales or distributions of Registrable Securities referred to herein as a “Section 9(e) Period”), and prepare and furnish to such Holder, as soon as reasonably practicable, without charge to such Holder, a reasonable number of copies of an amendment to such Registration Statement or supplement to such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f) use commercially reasonable efforts to register or qualify Registrable Securities covered by a Registration Statement under such securities or blue sky laws of such jurisdictions as each Holder holding such Registrable Securities shall reasonably request, and to do any and all other acts and things which may be reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of such Registrable Securities, except that the Company shall not be required for any such purpose to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 9(f), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

(g) make available to its stockholders, as soon as reasonably practicable, an earnings statement that shall satisfy the provisions of Section 11(a) of the Securities Act, provided that the Company shall be deemed to have complied with this Section 9(g) if it has complied with Rule 158 under the Securities Act;

(h) in the case of a Shelf Take-Down or other registration involving an Underwritten Offering, enter into a customary underwriting agreement and in connection therewith:

(i) to the extent reasonably practicable, make such representations and warranties to the underwriters in such form and with such substance and scope as are customarily made by issuers to underwriters in comparable Underwritten Offerings;

(ii) use commercially reasonable efforts to obtain opinions of counsel to the Company (in form, scope and substance reasonably satisfactory to the managing underwriters), addressed to the underwriters, and covering the matters customarily covered in opinions requested in comparable Underwritten Offerings;

(iii) use commercially reasonable efforts to obtain “comfort” letters and bring-downs thereof from the Company’s independent registered public accounting firm addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters by independent registered public accounting firms in connection with Underwritten Offerings; and

(iv) deliver such documents and certificates as may be reasonably requested by the managing underwriters to evidence compliance with any customary conditions contained in the underwriting agreement;

(i) cooperate with the Holders holding Registrable Securities covered by a Registration Statement and the managing underwriter or underwriters or agents, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the securities to be sold under such Registration Statement, or the transfer of such securities into book-entry form (not subject to any stop transfer instruction), and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters or agents, if any, or such Holders, may request;

(j) if reasonably requested by the managing underwriter or underwriters or a Holder holding Registrable Securities being sold in a Shelf Take-Down or in connection with another registration involving an Underwritten Offering, incorporate in a Prospectus supplement or post-effective amendment to the applicable Registration Statement such information as the managing underwriters and the Holders holding a Majority of the Registrable Securities being sold by all Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering and make all required filings of such Prospectus supplement or post-effective amendment upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(k) in the event of the issuance of any stop order by the SEC of which the Company is aware suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, promptly notify each Holder holding any Registrable Securities included in such Registration Statement of the issuance thereof, use its commercially reasonable efforts to obtain the withdrawal of such stop order or other order at the earliest practicable time (the period between the issuance and withdrawal of any stop order or other order referred to herein as a “Section 9(k) Period”), and promptly notify each such Holder of the withdrawal thereof;

(l) use its commercially reasonable efforts to cause all Common Stock covered by such Registration Statement to be listed on any securities exchange on which the Common Stock is then listed, if the Common Stock covered by such Registration Statement is not already so listed and if such listing is then permitted under the rules of such securities exchange;

(m) provide a CUSIP number for all Registrable Securities and, unless such Registrable Securities shall be registered in book-entry form, provide the applicable transfer agent and registrar for such Registrable Securities with printed certificates for the Registrable Securities, which certificates shall be in a form eligible for deposit with The Depository Trust Company;

(n) cooperate with each Holder of Registrable Securities covered by a Registration Statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(o) use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC;

(p) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement; and

(q) make available upon reasonable notice at reasonable times during normal business hours and for reasonable periods for inspection by any managing underwriter or underwriters participating in any Underwritten Offering to be effected pursuant to a Registration Statement, and by any attorney, accountant or other agent retained by any such managing underwriter or underwriters, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the proper officers and other employees of the Company and representatives of the independent registered public accounting firm that has certified the Company’s financial statements to make themselves available during normal business hours to discuss the business of the Company and to supply all information reasonably requested by any such managing underwriter or underwriters or agents thereof in connection with such Registration Statement as shall be necessary to enable such Persons to exercise their due diligence responsibility (subject to the entry by each Person referred to in this Section 9(q) into customary confidentiality agreements in a form reasonably acceptable to the Company).

Notwithstanding Section 9 or any other provision of this Agreement to the contrary, in no event, whether in connection with a Shelf Take-Down or otherwise, shall any directors, officers or other employees of the Company or any of its Affiliates be required hereunder to participate in any “road show” (whether in person or by electronic means) or engage in any other types of marketing activities (including, without limitation, meetings or telephone calls with prospective purchasers of Registrable Securities or their representatives).

10. Agreements of Holders.

(a) As a condition to the Company’s obligation under this Agreement to cause Registrable Securities of any Holder to be included in a Registration Statement, such Holder shall timely provide the Company with all of the information required to be provided in such Registration Statement with respect to such Holder pursuant to Items 507 and 508 (or any successor Items) of Regulation S-K under the Securities Act.

(b) Each Holder shall comply with the prospectus delivery requirements of the Securities Act in connection with the offer and sale of Registrable Securities made by such Holder pursuant to any Registration Statement. Upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 9(e) or Section 9(k) or of the imposition of any Blackout Period, each Holder holding Registrable Securities shall forthwith discontinue the disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities and the related Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 8 or 9(e) or the withdrawal of any stop order or other order referred to in Section 9(k).

(c) The Shelf Holders shall offer and sell the Registrable Securities registered pursuant to the Shelf Registration Statement only in accordance with the methods of distribution described in the related Prospectus, which shall be designated by the Shelf Holders, subject to the provisions of this Agreement.

(e) Each Holder shall comply with Regulation M under the Exchange Act in connection with the offer and sale of Registrable Securities made by such Holder pursuant to any Registration Statement.

11. Registration Expenses. The Company shall pay all Registration Expenses in connection with all registrations pursuant to this Agreement to the extent provided herein. In connection with all such registrations, each Holder shall pay all underwriting discounts, commissions and fees, brokerage and sales commissions, and transfer and documentary stamp taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Registration Statement, and, except as provided for in clause (g) of the definition of “Registration Expenses,” all fees and expenses of counsel to such Holder.

12. Indemnification; Contribution.

(a) The Company agrees to indemnify and hold harmless each Holder in any offering or sale of Registrable Securities pursuant to this Agreement, each Person, if any, who participates as an underwriter in any such offering and sale of Registrable Securities, and each Person, if any, who controls such Holder or such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and their respective directors, trustees, officers, partners, agents, employees and Affiliates against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and expenses, as incurred, and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) (collectively, “Losses”) incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be stated in, any Registration Statement, Prospectus, Free Writing Prospectus or “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or necessary to make the statements therein (in the case of a Prospectus, a Free Writing Prospectus or “issuer information,” in the light of the circumstances then existing) not misleading, except in each case insofar as such statements or omissions arise out of or are based upon (i) any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance on and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder or its counsel expressly for use therein, (ii) the use of any Prospectus, Free Writing Prospectus or “issuer information” after such time as the obligation of the Company to keep effective the Registration Statement of which such Prospectus forms a part has expired or (iii) the use of any Prospectus, Free Writing Prospectus or “issuer information” after such time as the Company has advised the Holders that the filing of an amendment or supplement thereto is required, except such Prospectus, Free Writing Prospectus or “issuer information” as so amended or supplemented.

(b) In connection with any Registration Statement filed pursuant to this Agreement, each Holder holding Registrable Securities to be covered thereby agrees, severally and not jointly with any other Holders, to indemnify and hold harmless the Company, each Person, if any, who participates as an underwriter in any such offering and sale of Registrable Securities and each Person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective directors, trustees, officers, partners, agents, employees and Affiliates, against all Losses incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be stated in, any Registration Statement, Prospectus, Free Writing Prospectus or “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or necessary to make the statements therein (in case of a Prospectus, a Free Writing Prospectus or “issuer information,” in the light of the circumstances then existing) not misleading, but only to the extent that any such untrue statement or omission is made in reliance on and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder or its counsel specifically for use therein; provided, however, that no Holder shall be required to indemnify the Company or any other indemnified party under this Section 12(b) with respect to any amount in excess of the amount of the gross proceeds, after deducting any underwriting discounts and commissions, received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such indemnified party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, provided that failure to give such notification shall not affect the obligations of the indemnifying party pursuant to this Section 12 except to the extent the indemnifying party shall have been actually and materially prejudiced as a result of such failure. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall so elect, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless in the reasonable judgment of any indemnified party, based on the opinion of counsel, a conflict of interest is likely to exist between the indemnifying party and such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all Holders holding Registrable Securities who are indemnified parties, selected by the Holders holding a Majority of the Registrable Securities held by all Holders who are indemnified parties (which selection shall be reasonably satisfactory to the Company), (ii) more than one counsel for the underwriters in an Underwritten Offering or (iii) more than one counsel for the Company, in each case in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based on the opinion of counsel, a conflict of interest is likely to exist between an indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel, provided that the indemnifying party shall not be liable for the fees and expenses of (A) more than one counsel for all Holders holding Registrable Securities who are indemnified parties, selected by the Holders holding a Majority of the Registrable Securities who are indemnified parties (which selection shall be reasonably satisfactory to the Company), (B) more than one counsel for the underwriters in an Underwritten Offering or (C) more than one counsel for the Company, in each case in connection with any one action or separate but similar or related actions. No indemnifying party, in defense of any such action, suit, proceeding or investigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or entry into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such action, suit, proceeding or investigation to the extent such liability is covered by the indemnity obligations set forth in this Section 12. No indemnified party shall consent to entry of any judgment or entry into any settlement without the consent of each indemnifying party.

(d) If the indemnification from the indemnifying party provided for in this Section 12 is unavailable to an indemnified party hereunder in respect of any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that no Holder shall be required to contribute any amount in excess of the amount of the gross proceeds, after deducting any underwriting discounts and commissions, received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other matters, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 12(c), any legal or other fees and expenses reasonably incurred by such indemnified party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 12(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the consideration referred to in this Section 12(d). If indemnification is available under this Section 12, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 12(a) or 12(b), as the case may be, without regard to the relative fault of such indemnifying parties or indemnified party or any other equitable consideration provided for in this Section 12(d).

(e) The provisions of this Section 12 shall be in addition to any liability which any indemnifying party may have to any indemnified party and shall survive the termination of this Agreement.

(f) The indemnification and contribution required by this Section 12 shall be made by periodic payments of the amount thereof during the course of any action, suit, proceeding or investigation, as and when invoices are received or Losses are incurred.

13. Participation in Underwritten Offerings. No Holder may include Registrable Securities in any Shelf Take-Down or other Underwritten Offering pursuant to this Agreement unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Company (subject to the rights of the Holders provided for herein), which approval shall not be unreasonably withheld, conditioned or delayed, and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

14. Reports Under the Exchange Act. For so long as any Registrable Securities remain outstanding and the Company is required under the Exchange Act and rules and regulations thereunder to file with the SEC reports pursuant to Section 13 or 15(a) of the Exchange Act, the Company shall (a) use its commercially reasonable efforts to satisfy the conditions of Rule 144 with respect required thereunder to make Rule 144 available to the holders for the sale of Registrable Securities, including filing with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, and (b) reasonably promptly upon written request therefor by any Holder, furnish to such Holder a written statement by the Company as to its compliance with its reporting obligations under the Exchange Act.

15. Assignment of Registration Rights. The right to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations hereunder) by any Holder only in connection with a transfer of such Registrable Securities to a Person that is an Affiliate of such Holder and that is not (a) a natural Person or (b) a Person receiving Registrable Securities in connection with an in-kind distribution by any Holder to its partners, members or shareholders; provided, that, in each case, as a condition to the effectiveness of any such assignment, such Person shall be required to execute a counterpart of this Agreement. Upon such Person’s execution of such counterpart, such Person shall be a Holder under this Agreement and shall be entitled to the benefits of, and shall be subject to the restrictions contained in, this Agreement, as amended from time to time, that are applicable hereunder to the Holder from whom such rights hereunder were assigned. From and after the date of any such effective assignment, the term “Holders” as used herein shall also refer to such Person.

16. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, any Holder and any successor and permitted assignee thereof; provided, however, that, except as provided for in Section 15, this Agreement and the provisions of this Agreement that are for the benefit of the Holders shall not be assignable by any Holder, and any such purported assignment shall be null and void. Except to the extent provided for in Section 12, nothing in this Agreement, expressed or implied, is intended to confer upon any Person other than the Company, the Holders and their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement. No purchaser of Registrable Securities from a Holder shall be deemed to be a successor or assignee of such Holder merely by reason of such purchase.

17. Amendments and Waivers.

(a) The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement, including the provisions of this sentence (each such amendment, modification, supplement, waiver or consent, an “Amendment”), may not be given, unless the Company consents thereto and has obtained the written consent thereto of Holders holding a Majority of the Registrable Securities; provided, however, that if any Amendment would materially and adversely affect any Holder disproportionately relative to any other Holder or Holders, such Amendment shall also require the written consent of Holders holding a Majority of the Registrable Securities held by all Holders so disproportionately affected.

(b) Notwithstanding Section 17(a), an Amendment with respect to a matter that relates exclusively to the rights of Holders holding Registrable Securities whose securities are being included in a Registration Statement shall be effective if consented to by Holders holding a Majority of the Registrable Securities being included in such Registration Statement.

(c) Each Holder from time to time shall be bound by any Amendment effected pursuant to this Section 17, whether or not any notice, writing or marking indicating such Amendment appears on the Registrable Securities or is delivered to such Holder.

18. Notices; Designated Company Representative. All notices, demands, requests, consents or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) sent by confirmed facsimile or confirmed electronic mail transmission before 5:00 p.m. New York City time on a Business Day, and otherwise on the next Business Day, or (c) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands, requests, consents and other communications shall be sent (i) if to the Company, to: One Dell Way, RR1-33, Round Rock, Texas 78682, (512) 283-9501, Attention: Janet B. Wright, or to such other address, facsimile number or e-mail address as the Company shall designate in writing to the Holders from time to time, and (ii) if to any Holder, to such Holder at the address of such Holder set forth on the signature pages hereto, or to such other address of any Holder as such Holder shall designate in writing to the Company upon becoming a Holder hereunder and from time to time thereafter. The designated representative of the Company shall be its General Counsel or such other officer as the Company shall designate in writing to the Holders from time to time.

19. Interpretation. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Subject to Section 23, this Agreement shall become effective as between the Company and any Holder when the Company and such Holder shall have received a copy of counterparts hereof signed by the other party hereto.

21. Governing Law. This Agreement and all claims or causes of action (whether in tort, contract or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts laws.

22. Submission to Jurisdiction; WAIVER OF JURY TRIALS.

(a) Each of the parties hereto herby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to this Agreement or any of the obligations arising under or relating to this Agreement shall be brought and determined exclusively in the Court of Chancery in the State of Delaware (or, only if the Court of Chancery in the State of Delaware declines to accept jurisdiction over a particular matter, any federal court of the United States of America sitting in the State of Delaware), and each of the parties hereto hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the Court of Chancery in the State of Delaware (or, only if the Court of Chancery in the State of Delaware declines to accept jurisdiction over a particular matter, any federal court of the United States of America sitting in the State of Delaware). Each party hereby further irrevocably waives any claim that the Court of Chancery in the State of Delaware (or, only if the Court of Chancery in the State of Delaware declines to accept jurisdiction over a particular matter, any federal court of the United States of America sitting in the State of Delaware) lacks jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby brought in the Court of Chancery in the State of Delaware (or, only if the Court of Chancery in the State of Delaware declines to accept jurisdiction over a particular matter, any federal court of the United States of America sitting in the State of Delaware) that any such court lacks jurisdiction over such party.

(b) Each party irrevocably consents to the service of process in any legal action or proceeding brought with respect to this Agreement or any of the obligations arising under or relating to this Agreement by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party, at its address for notices as provided for in Section 18, such service to become effective ten days after such mailing. Each party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other documents contemplated hereby, that service of process was in any way invalid or ineffective. Subject to Section 22(c), the foregoing shall not limit the rights of any party to serve process in any other manner permitted by applicable law. The foregoing consents to jurisdiction shall not constitute general consents to service of process in the State of Delaware for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the respective parties to this Agreement.

(c) Each of the parties hereto hereby waives any right it may have under the laws of any jurisdiction to commence by publication any legal action or proceeding with respect to this Agreement or any of the obligations under or relating to this Agreement. To the fullest extent permitted by applicable law, each of the parties hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding with respect to this Agreement or any of the obligations arising under or relating to this Agreement in the Court of Chancery in the State of Delaware (or, only if the Court of Chancery in the State of Delaware declines to accept jurisdiction over a particular matter, any federal court of the United States of America sitting in the State of Delaware), and hereby further irrevocably waives and agrees not to plead or claim that the Court of Chancery in the State of Delaware (or, only if the Court of Chancery in the State of Delaware declines to accept jurisdiction over a particular matter, any federal court of the United States of America sitting in the State of Delaware) is not a convenient forum for any such suit, action or proceeding.

(d) The parties hereto agree that any judgment obtained by any party hereto or its successors or permitted assignees in any action, suit or proceeding referred to above may, in the discretion of such party (or its successors or permitted assignees), be enforced in any jurisdiction, to the extent permitted by applicable law.

(e) EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY SUIT, ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER MATTERS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 22(e).

23. Effectiveness; Termination.

(a) Notwithstanding any other provision of this Agreement, this Agreement shall become effective on the Closing Date upon the issuance of the Convertible Notes pursuant to the Note Purchase Agreement.

(b) This Agreement shall terminate with respect to any Holder on the earliest to occur of (i) the date on which such Holder first ceases to hold any Registrable Securities or (ii) the date on which such Holder notifies the Company in writing that such Holder irrevocably withdraws as a Holder under this Agreement. Notwithstanding any such termination of this Agreement by any Holder, all rights, liabilities and obligations of such Holder and the Company under Sections 11, 12, 17, 21, 22, 23 and 25 shall remain in effect in accordance with their terms. No termination of any provision of this Agreement shall relieve any party of any liability for any breach of such provision occurring prior to such termination.

24. Entire Agreement. This Agreement is intended by the parties to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights.

25. Specific Performance. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for any other parties’ failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, to the extent permitted by applicable law, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure, without bond or other security being required.

26. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision, provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

SECUREWORKS HOLDING CORPORATION

By:	/s/ Michael R. Cote
Name:	Michael R. Cote
Title:	President

HOLDERS:

CENTERVIEW CAPITAL TECHNOLOGY FUND (DELAWARE), L.P.

By:	Centerview Capital Technology Fund GP (Delaware), L.P., its General Partner

By:	Centerview Capital Technology Ltd., its General Partner

By:	/s/ Edwin B. Hooper III
Edwin B. Hooper III, Director

Address for Notices:

Centerview Capital Technology Fund (Delaware), L.P.
64 Willow Place, Suite 101
Menlo Park, California 94025
Attn: Edwin B. Hooper III

CENTERVIEW CAPITAL TECHNOLOGY FUND-A (DELAWARE), L.P.

By:	Centerview Capital Technology Fund GP (Delaware), L.P., its General Partner

By:	Centerview Capital Technology Ltd., its General Partner

By:	/s/ Edwin B. Hooper III
Edwin B. Hooper III, Director

Address for Notices:

Centerview Capital Technology Fund-A (Delaware), L.P.
64 Willow Place, Suite 101
Menlo Park, California 94025
Attn: Edwin B. Hooper III

CENTERVIEW CAPITAL TECHNOLOGY EMPLOYEE FUND, L.P.

By:	Centerview Capital Technology Fund GP (Delaware), L.P., its General Partner

By:	Centerview Capital Technology Ltd., its General Partner

By:	/s/ Edwin B. Hooper III
Edwin B. Hooper III, Director

Address for Notices:

Centerview Capital Technology Employee Fund, L.P.
64 Willow Place, Suite 101
Menlo Park, California 94025
Attn: Edwin B. Hooper III

HOLDERS:

By:	/s/ Pamela Daley
Pamela Daley

Address for Notices:

1005 Island Drive
Delray Beach, FL 33483

HOLDERS:

By:	/s/ William R. McDermott
William R. McDermott

Address for Notices:

617 South Beach Road
Jupiter Island, FL 33469

HOLDERS:

By:	/s/ James Whitehurst
James Whitehurst

Address for Notices:

3426 Dover Road
Durham, NC 27707

HOLDERS:

By:	/s/ Mark J. Hawkins
Mark J. Hawkins

Address for Notices:

15980 Escobar Ave.
Los Gatos, CA 95032